Exhibit 99.2

Harnessing the Power of the Human Memory B Cell June 9, 2022 Immunome, Inc. 665 Stockton Drive, Suite 300 | Exton, PA 19341 610.321.3700 | www.immunome.com Copyright © 2022 Immunome, Inc. All rights reserved. reserved.

2 Disclaimers and Forward - Looking Statements This presentation includes certain disclosures that contain “forward - looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding our beliefs and expectations regarding the advancement of our infectious diseases and oncology programs and platform, execution of our regulatory, clinical and strategic plans, therapeutic potential and benefits of our programs and anticipated upcoming milestones for our programs, as well as the timing and progress of each of the foregoing matters. Forward - looking statements may be identified by the words “anticipate,” believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “suggest,” “may,” “will,” “could,” “should,” “seek,” “potential” and similar expressions. Forward - looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, the following: the impact of the COVID - 19 pandemic on our business, operations, strategy, goals and anticipated milestones; our ability to execute on our strategy, including with respect to R&D efforts, IND submissions and other regulatory filings, timing of these filings and the timing and nature of governmental authority feedback regarding the same, initiation and completion of any clinical studies, confirmatory testing and other anticipated milestones as and when anticipated; the fact that research and development data are subject to differing interpretations and assessments, including during the peer review/publication process in the scientific community and by regulatory authorities; whether our data will be published in a scientific journal and, if so, when and with what modifications; the effectiveness of our product candidates, including the possibility that further preclinical data and any clinical trial data may be inconsistent with earlier - published data and/or data used for advancing the product candidates; the fact that changes in the profile of the diseases that our programs target could emerge that could impact our ability to address those changes; our ability to fund operations; our reliance on vendors; the competitive landscape; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Immunome’s Annual Report on Form 10 - K filed with the United States Securities and Exchange Commission (SEC) on March 28, 2022, and elsewhere in Immunome’s Quarterly Reports on form 10 - Q and other filings and reports with the SEC. All statements contained in this presentation are made as of the date specified on the cover, and we undertake no duty to publicly update or revise any such statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law. This presentation may contain product names, trade names, trademarks and service marks of Immunome and of other organizations, which are the properties of their respective owners. Statements that we believe (and similar statements) reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation, including independent market research, industry publications and surveys, governmental agency publications and other publicly available information. While we believe that information provides a reasonable basis for these statements, it may be limited or incomplete and we may have not independently verified it. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review or verification of, all relevant information. We make statements and predictions about future dates for achievement of milestones related to our platform and our programs in this presentation. These statements and predictions involve risks and uncertainties based on various factors and evolution over time and, therefore, actual dates for these milestones may differ. In this presentation and oral commentary, we may discuss our current and potential future product candidates that have not yet undergone clinical trials or been approved for marketing by the U.S. Food and Drug Administration or other governmental authority. No representation is made as to the safety or effectiveness of these current or potential future product candidates for the use for which such product candidates are being studied. This presentation does not constitute an offering of securities of any kind. Copyright © 2022 Immunome, Inc. All rights reserved.

Immunome "At a Glance"

Proprietary Platform Discovery Engine

Rapid, Unbiased Interrogation of Patient Memory B Cells

Patient-Derived Antibodies Against Novel Targets Across Multiple Therapeutic Areas

INFECTIOUS DISEASES

IMM-BCP-01 Treatment of COVID-19 — *Topline Data 2H 2022*

- Continues to maintain effectiveness against emerging variants in preclinical testing
- Current antibody therapies are limited; FDA continues to grant Emergency Use Authorizations
- COVID Antibody therapies to date have sales >$10B
- Ph1b clinical trial in progress

ONCOLOGY

IMM-ONC-01: Targeting IL-38 — *IND submission 2H 2022*

Treatment of Solid Tumors:

- Blocking IL-38 (a novel immune modulator) in preclinical testing enables the immune system to fight cancer
- Potential indications include cancers of high unmet need such as, lung, head & neck and gastroesophageal cancers

PLATFORM — *Collaboration and partnering opportunities*

- Multiple oncology targets (> 50) and modalities (e.g., ADCs)

FINANCIALS — *Resource optimization; value creation*

- Cash runway at least through the first half of 2023 including our planned Phase 1b studies for IMM-BCP-01 and IMM-ONC-01

Copyright © 2022 Immunome, Inc. All rights reserved.

3

Copyright © 2022 Immunome, Inc. All rights reserved. 4 Immunome Development Pipeline INFECTIOUS DISEASES TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL PHASE 1B ANTICIPATED MILESTONE IMM - BCP - 01 Three SARS - CoV - 2 Epitopes Three antibody cocktail Topline Data in 2H 2022 ONCOLOGY TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL PHASE 1B ANTICIPATED MILESTONE IMM - ONC - 01 IL - 38 Anti - IL - 38 antibody IND Submission 2H 2022

Interrogate Most Educated Components of Immune Response in an Unbiased Manner at Industrial Scale Copyright © 2022 Immunome, Inc. All rights reserved. 5 We See the Disease Through the Lens of a Memory B - cell Antibody Screening Proprietary, multiplexed interrogation of patient B cell responses against authentic tumor antigen sources Immortalizing B - cell Response Proprietary hybridoma technology producing authentic antibodies from thousands of B - cells Antibody Validation Definitive target identification and characterization of antibody – target interactions Therapeutic Output Unique therapeutic antibody - target pairs Multiple Patients Ongoing access to new and diverse patient memory B cells Blood, Lymph nodes and tumor tissue Thousands of B - cells /patient Up to 20,000 antibodies/screen Canonical and non - canonical targets Antibodies targeting novel, public antigens

Infectious Diseases: IMM - BCP - 01 Copyright © 2022 Immunome, Inc. All rights reserved. Collaboration with U.S. DoD & DHA for IMM - BCP - 01 Program, Awarded Up to $17.6M in Funding* * OTA: W911QY - 20 - 9 - 0019

IMM - BCP - 01: Three Antibody Cocktail for the Treatment of COVID - 19 7 Copyright © 2022 Immunome, Inc. All rights reserved. IMM - BCP - 01 Neutralizes Broad Array of Variants PHASE 1B Identified Antibodies from SARS - CoV - 2 patient memory B cell response IMM - BCP - 01 three antibody cocktail designed to retain efficacy against emerging variants In vitro preclinical neutralization of variants that have emerged over time In vitro neutralization translates into i n vivo efficacy in infected hamster models Vehicle IMM - BCP - 01*

IMM-BCP-01: Poised to Be a Critical Player in the Management of the Pandemic

SELECT DIMENSIONS	PANDEMIC RESPONSE NEEDS	IMM-BCP-01 ADVANTAGES
EMERGING VARIANTS	New variants evade existing therapies	Pre-clinical **efficacy against all CDC variants of concern***
ESCAPE VARIANTS	Sub-potent treatments can result in escape variants	Three-antibody cocktail expected to provide **high barrier to escape****
VIRAL CLEARANCE	Viral clearance is critical to patient recovery	**Potent *in vitro* Viral Clearance** via non-neutralization mechanisms
EASE OF DOSING	Non-intravenous (IV) singe dose treatments will be needed for broad adoption	Pre-clinical efficacy suggests dosing **may allow for non-IV route**

* WA1/2020, Alpha, Beta, Gamma, Delta, Epsilon, Omicron
** Copin et al Cell 184, 3949-3961; 2021

Copyright © 2022 Immunome, Inc. All rights reserved.

8

Emerging Variants Change the COVID Landscape

Variants will likely continue to emerge and rapidly change the landscape of infections

Omicron emerged as a highly divergent variant

- Detected in November ’21 and rapidly displaced Delta as the dominant circulating strain
- Omicron sub-lineages now encompass >99% of all U.S. cases

CDC and WHO continually monitoring for new variants



Omicron
Omicron
BA.3
BA.1
BA.2
Alpha
Gamma
Beta
Wuhan/Hu-1/2019
Other VoC
Delta
0.002

https://www.nature.com/articles/s41579-022-00708-x



United States: 2/27/2022 – 6/4/2022
NOWCAST
% Viral Lineages Among Infections
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
B.1.1.529
BA.1.1
BA.2
BA.2.12.1
BA.5
3/5/22
3/12/22
3/19/22
3/26/22
4/2/22
4/9/22
4/16/22
4/23/22
4/30/22
5/7/22
5/14/22
5/21/22
5/28/22
6/4/22

https://covid.cdc.gov/covid-data-tracker/#variant-proportions

Copyright © 2022 Immunome, Inc. All rights reserved.

9

Multiple therapeutic approaches will be needed despite vaccination • Monoclonal antibodies and oral agents Oral agents are primarily used in the treatment setting but not all patients benefit from them • Examples: drug interactions, contraindications, high - risk patients Multiple antibody therapies lost potency against emerging variants FDA continues to approve new antibody therapies for emergency use • Bebtelovimab in Feb 2022; Evusheld in Nov 2021 Variants, including Omicron, decreased vaccine and antibody therapeutic efficacy 1,2,3 • Increased breakthrough infection rates and transmission 1. Planas et al Nature 596, 276 - 280 (2021) 2. Cui et al Cell 185, 860 - 871 (2022) 3. Iketani et al, Nature 604, 553 - 556 (2022) Efficacy Against Omicron Sub - Lineages 3 Post - Vaccination Neutralization Titers Ab Neutralization Titers COVID - 19 Antibody Therapies Will Remain Critical 10 Copyright © 2022 Immunome, Inc. All rights reserved.

Emerging Variants Shape the COVID Antibody Market 1. Bamlanivimab (https://www. fda.gov/media/147629/dow nload ) 2. REGN - CoV (https://www.fda.gov/media /145610/download ) 3. Bamlanivimab & etesevimab ( https://www.fda.gov/media /145801/download ) 4. Sotrovimab ( https://www.fda.gov/media /149532/download ) 5. Evusheld ( https://www.fda.gov/media /154701/download ) 6. Bebtelovimab (https://www.fda.gov/media /156152/download ) 2022 - APR 2021 - DEC 2021 - AUG 2021 - APR 2020 - DEC 2020 - AUG 2020 - APR 2019 - DEC MUTATIONS 0 20 40 60 80 EUA Granted EUA Revoked/Limited Delta Alpha Beta Omicron BA.1 Omicron BA.2 Gamma Variant Omicron BA.2.12 ? Graphic: nextstrain.org/sars - cov - 2 LLY 1 REGN 2 LLY 3 GSK/VIR 4 LLY 6 AZ 5 GSK/VIR 4 LLY 3 REGN 2 LLY 1 11 Copyright © 2022 Immunome, Inc. All rights reserved.

IMM - BCP - 01 Neutralizes Virus Utilizing Different Mechanisms Copyright © 2022 Immunome, Inc. All rights reserved. 12 Pre - fusion spike (S1 + S2) Post - fusion spike (S2) ACE2 BLOCKADE CONFORMATIONAL CHANGE AND S DESTABILIZATION* ACE2 1 2 IMM20253 IMM20190 + IMM20184 Competes ACE2 Binding* S2 (S1 +S2) Spike Spike + ACE2 Spike + IMM20253 Spike + IMM20190 - 15 60 - 15 60 - 15 60 15 60 Induces Protease Sensitive Conformation* * Nikitin et al (https:// www.biorxiv.org /content/10.1101/2021.10.18.464900v2)

IMM-BCP-01 Induces Multiple Viral Clearance Mechanisms *In Vitro*

Viral Clearance Mechanisms are Critical to Therapeutic Efficacy

Loss of Fc Driven Effector Function Decreases *In Vivo* Activity

Literature demonstrates that mutating the Fc domain (LALA-PG) of anti-Spike antibodies does not alter *in vitro* neutralization, but destroys efficacy in a mouse treatment model of COVID-19

Neutralization



125
100
75
50
25
0
% Relative infection
EC50 44 ng/mL
EC50 61 ng/mL
-1
0
1
2
3
4
[mAb] (Log10 ng/mL)

Survival



100
50
0
Survival (%)
Isotype
2072 D+2
2072 LALA-PG D+2
0
5
10
15
Days after inoculation

1. Winkler et al Cell DOI:https://doi.org/10.1016/j.cell.2021.02.026

In Vitro Data Shows Potential for Multiple Viral Clearance Mechanisms *In Vivo*

IMM-BCP-01 component antibodies, alone or in combination, elicit complement fixation, phagocytosis, and ADCC *in vitro*

Complement Fixation



2.5
2.0
1.5
1.0
0.5
0.0
C4 Deposition (O.D.)
-2
-1
0
1
2
3
Log [Ab], nM
Cmax1
IMM20184
IMM20190
IMM20253
IMM20184/253
IMM-BCP-01
Isotype

1. Hamster Cmax (total antibody); based upon 9 mg/kg dose in hamster
2. Nikitin et al, (https://www.biorxiv.org/content/10.1101/2021.10.18.464900v2)

Copyright © 2022 Immunome, Inc. All rights reserved.

13

In vitro Neutralization of Omicron BA.1 and BA.2 in Live Virus Testing 1 In vitro Neutralization Translates into Robust Viral Load Reduction in Hamster Model 1 IMM - BCP - 01 Continues to be Active Against the Omicron Variants 14 Copyright © 2022 Immunome, Inc. All rights reserved. Cmax 2 1. Immunome internal data 2. Hamster Cmax (total antibody); based upon 9 mg/kg dose in hamster Vehicle IMM - BCP - 01 2 Omicron BA.1 1. Nikitin et al, (https://www.biorxiv.org/content/10.1101/2021.10.18.464900v2) 2. IMM20184 and IMM20253 Abs (2 of the 3 components of BCP - 01) at 5 mg/kg each Log [Ab], nM

IMM-BCP-01: Poised to Be a Critical Player in the Management of the Pandemic

SELECT DIMENSIONS	PANDEMIC RESPONSE NEEDS	IMM-BCP-01 ADVANTAGES
EMERGING VARIANTS	New variants evade existing therapies	Pre-clinical **efficacy against all CDC variants of concern***
ESCAPE VARIANTS	Sub-potent treatments can result in escape variants	Three-antibody cocktail expected to provide **high barrier to escape****
VIRAL CLEARANCE	Viral clearance is critical to patient recovery	**Potent *in vitro* Viral Clearance** via non-neutralization mechanisms
EASE OF DOSING	Non-intravenous (IV) singe dose treatments will be needed for broad adoption	Pre-clinical efficacy suggests dosing **may allow for non-IV route**

* WA1/2020, Alpha, Beta, Gamma, Delta, Epsilon, Omicron
** Copin et al Cell 184, 3949-3961; 2021

Copyright © 2022 Immunome, Inc. All rights reserved.

15

Oncology Copyright © 2022 Immunome, Inc. All rights reserved.

17 Copyright © 2022 Immunome, Inc. All rights reserved. B cells: Critical Players in Tumor Immunity 17 Copyright © 2022 Immunome, Inc. All rights reserved. • B cell infiltration more closely associated with survival than T cell presence in multiple cancers • Therapeutic success of IO therapies is associated with coordinated response including B cells and TLS in tumor microenvironment • Specificity of the B cell immune repertoire has not been explored beyond known tumor antigens B Cells T Cells Dendritic Cells Macrophages Cabrita et al , Nature (2020) Survival in Melanoma patients

Highly Productive Platform Operating at Industrial Scale Copyright © 2022 Immunome, Inc. All rights reserved. 18 Platform Maps Diverse Memory B - cell Repertoire Against Cancer Breast 38% Colorectal 21% Lung 13% H&N 9% Renal 7% Other 12% CANCER TYPES INTERROGATED Treatment naïve 41% Surgery only 14% Checkpoint inhibitor 13% Chemo only 3% Radiation 2% N/A 27% PATIENT TREATMENT HISTORY ~2400* Tumor Binding Hits >70 Antibody / Target Pair A Highly Productive Platform 150 mAbs Expressed* *~ 800 hits at various stages of processing, ~1600 available for future interrogation 14 Cancers > 350 Patients Diverse Cancer Landscape ~140 Libraries ~250K Hybridoma *Source tissues include LN, blood and TILsCR0

Immunome Oncology R&D Pipeline

Targets Identified from Authentic Human Immune Response

Program	Novel Immune Modulators	Potential Cancers of Relevance	Format
IMM-ONC-01 (Anti-IL-38)	Neutralize apoptotic tumor cells derived IL-38; recruit and activate immune cells	Lung, head & neck, gastroesophageal	mAb

Target Research → Lead Identification → Lead Optimization → Pre-clinical development

Program	Membrane Dynamics, Exosomes	Potential Cancers of Relevance	Format
IMM20059 (Anti- EPN1)	Ectopically expressed on cancer cells and exosomes; modulate receptor trafficking; reactivate exhausted anti-tumor T cells	PD-L1 resistant melanoma, breast, lung, bladder, genitourinary, and liver cancers	mAb or Bi-specific

Target Research → Lead Identification

Program	Tumor Targeting	Potential Cancers of Relevance	Format
Multiple mAbs	Various mechanisms	Various solid tumors	ADCs, mAbs, T cell engager, other

Target Research → Lead Identification

Copyright © 2022 Immunome, Inc. All rights reserved.

19

IMM - ONC - 01 Anti IL - 38 Antibody Copyright © 2022 Immunome, Inc. All rights reserved.

21 Copyright © 2022 Immunome, Inc. All rights reserved. Growing Evidence of IL - 38 as a Key Immune Modulator 21 Copyright © 2022 Immunome, Inc. All rights reserved. Takeda et al. PLoS One (2017)

IND filing anticipated 2H 2022 IMM - ONC - 01 Anti IL - 38 Antibody Anti IL - 38 Antibody Therapy has Potential to Be an Important Advancement in Cancer Care Copyright © 2022 Immunome, Inc. All rights reserved. 22 Blocking IL - 38 leads to tumor control in preclinical in vivo testing in two different models* IL - 38 dampens immune response to tumors in preclinical testing* IL - 38, a novel cancer target, identified by head & neck cancer patient antibody response Potential indications include squamous cell carcinomas, such as lung, head & neck and gastroesophageal Blocking IL - 38 in Preclinical Testing Appears to Enable the Immune System to Fight Cancer *Immunome internal data

Tumor Cells Secrete IL - 38 Upon Apoptosis Induction IL - 38 Therapeutic Hypothesis IL - 38 Proposed Role in Cancer Tumor Cell - derived IL - 38 Suppresses Innate Activation 23 Copyright © 2022 Immunome, Inc. All rights reserved. • IL - 38 secretion associated with apoptotic cell death 1 • Acts during tissue damage to limit unwanted immune activation 2 • Human tumor cells from multiple tumor types secrete IL - 38 during apoptosis in vitro • Rational combination with chemotherapies that induce apoptosis in tumors 1. Mora et al, 2016. J. Cell Mol. Cell Biol. 2016;8 (5):426 2. Wei et al. J. Cell Mol. Med. 2016;00 :1 B Cell T H 17 cell DC Precursor Macrophage Tumor cell 1. Inhibit immune Infiltration into tumor Tumor Microenvironment 2. Suppression of innate immune activation 3. Suppression of T H 17 function IL - 38 apoptosis M e d i a 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 1000 2000 3000 4000 5000 I L - 3 8 ( p g / m L ) 786O HuH7 MDA MB231 SKMEL28 SKOV3A549 Lung Renal Liver Breast Skin Ovarian

IL - 38 Expression in Solid Tumors Copyright © 2022 Immunome, Inc. All rights reserved. 24 Head & Neck Lung, Squamous Esophagus Cervix Skin Lung, Adeno 23% 53% 41% 48% 25% 14% 30% 9% Bladder Prostate Tumor versus Healthy Adjacent Tissue Expression (% of Patient Expression) D o c 0 3 1 4 4 4 R n s 0 5 0 2 6 8 D o c 1 8 0 3 7 0 D o c 1 6 0 1 1 8 D o c 1 7 0 3 0 8 R l a 1 5 0 0 7 6 R l a 0 6 0 0 7 7 R l a 0 2 0 0 5 4 R l a 0 9 0 0 3 7 R l a 1 1 0 0 2 6 R l a 1 3 0 0 4 2 R l a 1 3 0 0 3 0 R l a 1 4 0 0 6 5 R l a 0 1 0 0 8 8 D o c 0 9 0 2 4 7 D o c 0 6 2 3 0 2 D o c 0 6 2 2 3 8 D o c 0 6 2 3 0 7 D o c 0 3 0 4 6 3 D o c 1 3 0 4 7 2 D o c 1 3 0 4 9 8 D o c 1 1 0 1 9 3 D o c 0 2 2 7 8 2 D o c 1 4 0 0 7 3 D o c 1 4 0 1 4 8 D o c 0 6 2 3 0 5 D o c 0 9 0 1 4 9 D o c 0 7 0 3 6 9 D o c 1 4 0 0 4 5 D o c 1 0 0 3 0 8 D o c 1 8 0 0 7 4 R l a 0 1 0 1 6 2 R l a 1 3 0 0 5 8 R l a 0 1 0 1 7 3 R l a 1 3 0 0 6 5 R l a 0 2 0 0 6 3 R l a 0 5 0 0 0 7 R l a 0 2 0 0 5 8 D o c 0 6 1 8 3 0 D o c 0 6 0 6 2 1 R n s 0 2 0 6 6 6 D o c 1 4 0 1 8 5 D o c 0 3 1 8 0 8 D o c 0 7 0 3 1 0 D o c 1 4 0 0 5 2 D o c 1 8 0 3 6 5 D o c 1 6 0 0 7 7 D o c 0 3 0 4 5 6 D o c 0 6 2 2 9 8 R l a 0 1 0 0 0 5 R l a 1 0 0 0 1 8 R l a 1 0 0 0 1 0 R l a 1 5 0 0 9 8 R l a 0 1 0 0 5 9 R l a 0 2 0 0 5 3 R l a 0 1 0 1 0 7 R l a 1 5 0 0 9 2 R l a 0 1 0 1 0 9 R l a 0 1 0 1 0 6 R l a 0 5 0 2 7 2 R l a 0 1 0 1 4 5 R l a 0 6 0 0 2 4 R l a 0 1 0 0 7 2 R l a 0 2 0 2 5 8 R l a 0 1 0 1 4 4 R l a 0 6 0 0 8 8 R l a 0 2 0 0 6 0 R l a 0 6 0 5 9 6 D o c 1 4 0 1 2 4 D o c 1 8 0 2 6 8 0 2 4 6 Stage I Stage II Stage III Stage IVA Weak Moderate Strong Negative * Immunome Internal Data Pathology Scoring of Individual Patient Samples by Stage SCC of Max. Sinus Stage III. T3N0M0 SCC of Tongue root Stage II. T2N0M0 ACC of Parotid Stage II. T2N0M0 Isotype Control Anti IL - 38 (Immunome Clone) Weak Moderate Strong IL - 38 Expression Confirmed in Multiple Tumors of High Unmet Medical Need (Source: Tempus Real - World Data) IL - 38 is Expressed in Multiple Tumors IL - 38 protein expression in HNSCC aligns with transcriptional data* *Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset

IL - 38 Overexpression Inhibits Infiltration of T cells into Tumors In Vivo High IL - 38 Expression is Associated with Reduced Immune Cell Infiltration* IL - 38 Expression is Associated with Reduced Immune Cell Infiltration Copyright © 2022 Immunome, Inc. All rights reserved. 25 * Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset Similar findings were also confirmed in real - world data (Tempus) - 0 . 6 - 0 . 4 - 0 . 2 0 . 0 0 . 2 0 . 4 0 . 6 SKCM CESC LUAD ESCA LUSC HNSC T Cells - 0 . 3 - 0 . 2 - 0 . 1 0 . 0 0 . 1 0 . 2 0 . 3 SKCM CESC LUAD ESCA LUSC HNSC B Cells - 0 . 6 - 0 . 4 - 0 . 2 0 . 0 0 . 2 0 . 4 0 . 6 SKCM CESC LUAD ESCA LUSC HNSC Macrophages - 0 . 5 0 - 0 . 2 5 0 . 0 0 0 . 2 5 0 . 5 0 SKCM CESC LUAD ESCA LUSC HNSC Monocytes - 0 . 2 - 0 . 1 0 . 0 0 . 1 0 . 2 SKCM CESC LUAD ESCA LUSC HNSC NK Cells SKCM CESC LUAD ESCA LUSC HNSC Key D e c r e a s e d i n I L - 3 8 H i g h T u m o r s I n c r e a s e d i n I L - 3 8 H i g h T u m o r s ImSig Score Difference (IL-38 High minus IL-38 low) • IL - 38 high tumor samples correlate with reduced infiltration of multiple immune subsets, especially in lung, head & neck, and gastroesophageal cancers Kinoshita et al, Cancer Immunol. Immunother .(2021) 70:123 1200 1000 800 600 400 200 CD3 (/mm 2 ) LLC - vector LLC – IL38 800 700 600 500 400 300 200 100 0 CD8 (/mm 2 ) LLC - vector LLC – IL38

Demonstration of Anti - Tumor Activity (B16F10 Model) Induction of Anti - Tumor Memory (EMT6 Model) IMM - ONC - 01 Anti IL - 38 Antibody Blocking IL - 38 Leads to Tumor Control in Two Different Tumor Models* Copyright © 2022 Immunome, Inc. All rights reserved. 26 0 10 20 30 40 0 50 100 Day % S u r v i v a l IMM-ONC-01 Vehicle control 5 10 15 20 25 0 250 500 750 1000 Day T u m o r V o l u m e M e a n ± S E M ( m m 3 ) Vehicle control IMM-ONC-01 * Immunome Internal Data 100000 1000000 0 1000 2000 3000 4000 5000 Anti-IL-38 in serum 24 hr after last dose (ng/mL) T u m o r v o l u m e ( m m 3 ) 3 mg/kg 10 mg/kg 30 mg/kg Terminal serum concentration of IMM - ONC - 01 (ng/mL) • Immunologically cold tumor model • IMM - ONC - 01 significantly inhibits B16.F10 tumor growth in vivo in dose - dependent manner • ~40% response rate upon treatment with IMM - ONC - 01 • Animals with complete cures resistant to tumor re - challenge » Strongly suggests immunological memory » Consistent with indirect effect on T cells

ONCOLOGY Platform and Research Pipeline Copyright © 2022 Immunome, Inc. All rights reserved.

Discovery Engine Identified Multiple Processes Driving Cancer Progression


Growth Signaling
Membrane Dynamics
Immune Modulation
Novel Targets
Extracellular Matrix
Discovery Engine
Metabolism

Target Clusters

1. ***Membrane Dynamics/Exosomes***

   Elevated cell motility associated invasion and metastasis
   - *IMM20059 (anti EPN1 antibody)*

2. ***Metabolism***

   High demand for materials supporting rapid tumor expansion

3. ***Growth signaling***

   Soluble and membrane-associated ectopically expressed factors that perpetuate rapid proliferation of tumor cells

4. ***Extracellular Matrix (ECM)***

   Unique ECM composition that supports tumor growth, migration, cell-cell communication and metabolism

5. ***Immune Modulation***

   Sustained immunosuppression by the tumor microenvironment
   - *IMM-ONC-01 (anti IL-38 antibody)*

28

Copyright © 2022 Immunome, Inc. All rights reserved.

Copyright © 2022 Immunome, Inc. All rights reserved. 29 Discovery Engine Also Identified Multiple Target Features 29 Copyright © 2022 Immunome, Inc. All rights reserved. Several Proteins Ectopically (Abnormally) Expressed On Cancer Cells – Multiple ADC Targets Across Clusters CANCER X Targeting Unique Features on Cancer Cells NORMAL CANCER Mis - folded Protein Ectopic expression Alternate Splicing Non - Silent Gene Mutations Diverse B Cell Clones CANCER A CANCER B CANCER C • Target different tumor types • Rich mechanism of actions Applicable Across Broad Cancer Indications

Immunome Oncology R&D Pipeline

Targets Identified from Authentic Human Immune Response

Program	Novel Immune Modulators	Potential Cancers of Relevance	Format
IMM-ONC-01 (Anti IL-38)	Neutralize apoptotic tumor cells derived IL-38; recruit and activate immune cells	Lung, head & neck, gastroesophageal	mAb

Stage: Target Research → Lead Identification → Lead Optimization → Pre-clinical development

Program	Membrane Dynamics, Exosomes	Potential Cancers of Relevance	Format
IMM20059 (Anti EPN1)	Ectopically expressed on cancer cells and exosomes; modulate receptor trafficking; reactivate exhausted anti-tumor T cells	PD-L1 resistant melanoma, breast, lung, bladder, genitourinary, and liver cancers	mAb or Bi-specific

Stage: Target Research → Lead Identification

Program	Tumor Targeting	Potential Cancers of Relevance	Format
Multiple mAbs	Various mechanisms	Various solid tumors	ADCs, mAbs, T cell engager, other

Stage: Target Research → Lead Identification

Copyright © 2022 Immunome, Inc. All rights reserved.

30

Immunome
"At a Glance"

Proprietary Platform Discovery Engine

Rapid, Unbiased Interrogation of Patient Memory B Cells

Patient-Derived Antibodies Against Novel Targets Across Multiple Therapeutic Areas

INFECTIOUS DISEASES

IMM-BCP-01 Treatment of COVID-19

Topline Data 2H 2022

- Continues to maintain effectiveness against emerging variants in preclinical testing
- Current antibody therapies are limited; FDA continues to grant Emergency Use Authorizations
- COVID Antibody therapies to date have sales >$10B
- Ph1b clinical trial in progress

ONCOLOGY

IMM-ONC-01: Targeting IL-38

IND submission 2H 2022

Treatment of Solid Tumors:

- Blocking IL-38 (a novel immune modulator) in preclinical testing enables the immune system to fight cancer
- Potential indications include cancers of high unmet need such as, lung, head & neck and gastroesophageal cancers

PLATFORM

Collaboration and partnering opportunities

- Multiple oncology targets (> 50) and modalities (e.g., ADCs)

FINANCIALS

Resource optimization; value creation

- Cash runway at least through the first half of 2023 including our planned Phase 1b studies for IMM-BCP-01 and IMM-ONC-01

Copyright © 2022 Immunome, Inc. All rights reserved.
31